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                                                            Exhibit 99.B (d)(52)

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                        MARTINGALE ASSET MANAGEMENT, L.P.


            AS OF DECEMBER 9, 2002, AS AMENDED ON SEPTEMBER ___, 2003


                       SEI INSTITUTIONAL INVESTMENTS TRUST


                                 SMALL CAP FUND
                            SMALL/MID CAP EQUITY FUND


SEI Investments Management Corporation    Martingale Asset Management, L.P.
                                                By: Martingale Asset Management
                                                Corporation, its General Partner


By:                                       By:
      ----------------------------              -----------------------------

Name:                                     Name:
      ----------------------------              -----------------------------

Title:                                    Title:
      ----------------------------              -----------------------------

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                                   SCHEDULE B
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                        MARTINGALE ASSET MANAGEMENT, L.P.

            AS OF DECEMBER 9, 2002, AS AMENDED ON SEPTEMBER ___, 2003

Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

     SEI INSTITUTIONAL INVESTMENTS TRUST

             Small Cap Fund
             Small/Mid Cap Equity Fund

Agreed and Accepted:


 SEI Investments Management Corporation   Martingale Asset Management, L.P.
                                                By:  Martingale Asset Management
                                                Corporation, its General Partner


 By:                                      By:
       ----------------------------             -----------------------------

 Name:                                    Name:
       ----------------------------             -----------------------------

 Title:                                   Title:
       ----------------------------             -----------------------------